UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2019 (September 11, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Cool Holdings, Inc. (the “Company”) closed a private placement (the “Private Placement”) of $593,500 of 12% unsecured convertible notes (the “Notes”) issued to investors in two tranches. The first tranche of Notes, for gross proceeds of $243,500, closed on September 11, 2019.  The second tranche of Notes, for gross proceeds of $350,000, closed on September 13, 2019.  The Notes mature 12 months from the date of issuance.  The Company intends to seek shareholder and regulatory approvals needed to enable the Notes and unpaid accrued interest to be converted into shares (the “Conversion Shares”) of the Company’s common stock (the “Equity Securities”) at a price (the “Conversion Price”) that is 30% below the volume weighted average price for the twenty trading days immediately prior to the date on which such approval is obtained (the “Approval Date”).  Upon receipt of the required approvals, the principal and unpaid accrued interest of the Notes may be converted at the election of the holders at any time after the Approval Date.  Investors in the Notes also received a warrant to purchase one share of common stock for each Conversion Share issuable under the Notes at the Conversion Price.  The warrants are exercisable beginning on the date that all shareholder and regulatory approvals are received to permit the exercise price to be set at 30% below the volume weighted average price for the twenty trading days immediately prior to the date on which such approval is obtained and expire 36 months from the date of issuance.

The proceeds from the private placement are being used entirely to fund the Company’s pending acquisition of Simply Mac, Inc.

The Notes were issued in the United States pursuant to an exemption from registration under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

The foregoing is a summary of certain material terms and conditions of the Notes and Warrants, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Unsecured Convertible Note and the form of Warrant attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Unsecured Convertible Note.
4.2	Form of Warrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	September 17, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer